UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2008

NPC International, Inc.

(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	333-138338 (Commission File Number)	48-0817298 (I.R.S. Employer Identification No.)

7300 West 129th Street

Overland Park, Kansas 66213

(Address of principal executive office)(Zip Code)

(913) 327-5555

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

Effective December 29, 2008, NPC International, Inc. (the “Company”) and each of James K. Schwartz, President, Chief Executive Officer and Chief Operating Officer and Troy D. Cook, Executive Vice President – Finance, Chief Financial Officer, Secretary and Treasurer entered into an Amended and Restated Employment Agreement (collectively, the “Amended and Restated Agreements”) amending and superseding their respective Employment Agreement dated as of May 3, 2006 with the Company and NPC Acquisition Holdings, LLC (collectively, the “Original Agreements”).

The changes made to the Original Agreements in each of the Amended and Restated Agreements include without limitation the following: (1) the term of the respective agreement was extended to three years from the effective date of the Amended and Restated Agreement, (2) the automatic renewal periods were increased from one year to two years in Section 2, which provides for automatic renewal unless at least 90 days notice of non-extension is provided by either the Company or the respective employee, (3) changes were made to the employee benefits provided under Section 5.1, including changes in perquisites provided and (4) Section 7.4 was amended to provide that the employee would be entitled to a pro rata bonus in addition to the existing severance upon a termination of employment by the Company without cause or by the employee for good reason.

The description of the terms and conditions of the Amended and Restated Agreements, the rights and obligations of the Company and executives in connection therewith and the changes from the Original Agreements are qualified by reference in their entirety to the definitive terms and conditions of the Amended and Restated Agreements, the forms of which are attached hereto as Exhibits 10.17 and 10.18, and the Original Agreements, filed as Exhibits 10.5 and 10.6 to the Registration Statement on Form S-4 (File No. 333-138338) filed with the Securities and Exchange Commission on October 31, 2006.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
10.17	Amended and Restated Employment Agreement dated December 29, 2008 between James K. Schwartz and NPC International, Inc. and NPC Acquisition Holdings, LLC

10.18	Amended and Restated Employment Agreement dated December 29, 2008 between Troy D. Cook and NPC International, Inc. and NPC Acquisition Holdings, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NPC INTERNATIONAL, INC.

By:	/s/ Troy D. Cook
Troy D. Cook
Executive Vice President Finance and
Chief Financial Officer

Date: January 5, 2008

INDEX TO EXHIBITS

Exhibit	Description
10.17	Amended and Restated Employment Agreement dated December 29, 2008 between James K. Schwartz and NPC International, Inc. and NPC Acquisition Holdings, LLC

10.18	Amended and Restated Employment Agreement dated December 29, 2008 between Troy D. Cook and NPC International, Inc. and NPC Acquisition Holdings, LLC